Exhibit 99.2

AECOM Value Creation Update: Spin-off of Management Services into Standalone Government Services Business SAVANNAH RIVER SITE United States Operating the largest radioactive waste vitrification, or gasification, plant in the world and reducing the largest environmental risk in South Carolina.

Disclosures Forward-Looking Statements All statements in this communication other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue, cost savings, profitability, cash flows, tax rates, interest expense, or other financial items, any statements of the plans, strategies and objectives for future operations, profitability, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance and any statements with respect to the potential separation of the Management Services segment from AECOM and the newly-formed entity holding the Management Services segment or its distribution to AECOM shareholders, the expected financial and operational results of AECOM and the Management Services segment after the proposed spin-off, and expectations regarding the Management Services segment’s and AECOM’s respective businesses or organizations after the proposed spin-off. Although we believe that the expectations reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, but are not limited to, the following: our business is cyclical and vulnerable to economic downturns and client spending reductions; long-term government contracts and subject to uncertainties related to government contract appropriations; government shutdowns; governmental agencies may modify, curtail or terminate our contracts; government contracts are subject to audits and adjustments of contractual terms; losses under fixed-price contracts; limited control over operations run through our joint venture entities; liability for misconduct by our employees or consultants; failure to comply with laws or regulations applicable to our business; maintaining adequate surety and financial capacity; high leverage and potential inability to service our debt and guarantees; exposure to Brexit; exposure to political and economic risks in different countries; currency exchange rate fluctuations; retaining and recruiting key technical and management personnel; legal claims; inadequate insurance coverage; environmental law compliance and adequate nuclear indemnification; unexpected adjustments and cancellations related to our backlog; partners and third parties who may fail to satisfy their legal obligations; AECOM Capital real estate development projects; managing pension cost; cybersecurity issues, IT outages and data privacy; uncertainties as to the timing of the potential separation or whether it will be completed; risks associated with the impact or terms of the potential transaction; risks associated with the benefits and costs of the potential transaction, including the risk that the expected benefits of the potential transaction will not be realized within the expected time frame, in full or at all, and the risk that conditions to the potential transaction will not be satisfied and/or that the potential transaction will not be completed within the expected time frame, on the expected terms or at all; the expected tax treatment of the potential transaction; the risk that any consents or approvals required in connection with the potential transaction will not be received or obtained within the expected time frame, on the expected terms or at all; risks associated with expected financing transactions undertaken in connection with the potential transaction and risks associated with indebtedness incurred in connection with the potential transaction; the risk that dissynergy costs, costs of restructuring transactions and other costs incurred in connection with the potential transaction will exceed our estimates or otherwise adversely affect our business or operations; and the impact of the potential transaction on our businesses and the risk that the potential transaction may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, governmental authorities, suppliers, employees and other business counterparties; as well as other additional risks and factors that could cause actual results to differ materially from our forward-looking statements set forth in our reports filed with the Securities and Exchange Commission. There can be no assurance that the potential transaction will in fact be completed in the manner described or at all. Any forward-looking statements are made as of the date hereof. We do not intend, and undertake no obligation, to update any forward-looking statement. Non-GAAP Measures This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that non-GAAP financial measures such as adjusted EPS, adjusted EBITDA, adjusted net/operating income, adjusted tax rate, adjusted interest expense, and free cash flow provide a meaningful perspective on its business results as the Company utilizes this information to evaluate and manage the business. We use adjusted EBITDA, adjusted EPS, adjusted net/operating income, adjusted tax rate and adjusted interest expense to exclude the impact of non-operating items, such as amortization expense, taxes, acquisition and integration expenses, and non-core operating losses to aid investors in better understanding our core performance results. We use free cash flow to represent the cash generated after capital expenditures to maintain our business. Our non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial information determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is found in the attached appendix and in our earnings release on the Investors section of our Web site at: http://investors.aecom.com. When we provide our long term projections adjusted EBITDA, adjusted EPS growth, and free cash flow on a forward-looking basis, the closest corresponding GAAP measure and a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to the length, high variability, complexity and low visibility associated with the non-GAAP expectation projected against the multi-year forecast which could significantly impact the GAAP measure. Page 1

Michael S. Burke Chairman Chief Executive Officer GORDIE HOWE INTERNATIONAL BRIDGE United States / Canada Connecting Windsor, Canada and Detroit, Michigan via a 2.5 kilometer bridge that when completed will be the longest cable-stayed bridge on the continent.

A Transformative Step to Maximize Long-Term Value Maximizing the value inherent within our industry-leading franchises by best positioning each business for long-term success Enabling a sharpened strategic focus for both AECOM and the standalone government services business that will allow each company to deliver exceptional value to all stakeholders, including clients, employees and investors Industry-Leading Standalone Government Services Business: Industry-Leading Infrastructure Professional Services Business: • Consistently ranked #1 by ENR in key, high-returning professional services end markets • Diverse portfolio with high levels of classified work; more than 10,000 employees with clearance with strong cyber, intel, O&M Department of Energy nuclear remediation and M&O capabilities • Record backlog position and strong infrastructure market fundamentals create visibility for continued revenue growth Focused on higher-returning professional services businesses; exiting hard bid, at risk construction with goal of zero self perform construction by year end Fully executed margin improvement plan with $225 million G&A reduction; expected margin benefits in FY’19 and FY’20 with additional opportunities being evaluated • Strong financial performance with $4 billion in trailing twelve month revenue, a record $20 billion backlog and a more than $30 billion pipeline of pursuits • • Poised to capitalize on scale advantage in a fragmented market % of TTM segment adj. operating income1 (as of Q2’19) % of TTM segment adj. operating income1 (as of Q2’19) • • High returns on capital and low capital intensity results in profitable growth and consistently strong cash flow conversion Page 3 CREATING TWO INDEPENDENT INDUSTRY LEADERS THROUGH THE SPIN-OFF OF THE MANAGEMENT SERVICES SEGMENT

Expected to Drive Value for All Stakeholders Benefits of the Standalone Government Services Business: Enhanced strategic flexibility to pursue profitable growth with scale in a highly fragmented and rapidly growing government services market Shareholders benefit from distinct investment opportunities with honed operating focus to maximize long-term strategic and financial success Sharpened management focus and strategy built on the best growth opportunities Employees benefit from focused growth investments in unique opportunities of each business Capital structure and capital allocation policy to optimize for a lower risk profile, consistently strong cash generation and attractive financial returns Board of Directors and management team with skills tailored to the unique characteristics of the business Clients benefit from expanded capability set resulting from targeted investments in growth to complement existing breadth of capabilities Increased attractiveness to a broader set of investors best suited to assess operational and financial characteristics and who may better value a standalone investment Page 4

Executing Spin-Off from a Position of Strength Management Services Financial Highlights: • Following several years of investments in organic growth, the standalone government services business is better positioned than ever to achieve its long-term strategic and financial objectives $4.0B Strong Revenue Growth • Recent successes reflect strong return on focused business development investments, including 127% backlog growth and a win rate of nearly 50% since the start of fiscal 2017, which has resulted in a record $20 billion backlog FY’16 TTM (as of Q2’19) 14% • Strong revenue growth has outpaced peers and contributed to 18% year-over-year adjusted operating income1 growth in the first half of fiscal 2019 Outgrowing Peers (average quarterly revenue growth over the past year) • The business has an attractive return profile with low incremental capital required to grow and an attractive risk profile Peer Average2 Management Services $19.8B • John Vollmer and the existing strong management team with significant industry experience expected to continue to lead the business, creating continuity and certainty for employees; Randy Wotring expected to be named Chairman of the Board of Directors Record Backlog FY’16 Q2’19 Page 5 $8.7B 6% $3.4B

Today’s Announcement Furthers Our Commitment to Value Creation • Positioned the DCS segment to deliver 110+ basis points of adj. operating margin1 expansion in FY’19 and further improvements expected in FY’20, with additional opportunities for margin expansion being evaluated • Decision to exited the fixed-price, combined cycle gas power market and at-risk O&G construction markets, including the divestiture of the Production Services business, which closed early in Q3 Intend to exit hard-bid at-risk construction exposure and no longer pursuing international at-risk construction projects End-state goal of zero self perform construction exposure by the end FY’19 • • ~40% complete with our plan to exit more than 30 countries Focused on improving return on invested capital and return on management time • • Page 6 OPTIMIZING GEOGRAPHIC FOOTPRINTS DE-RISKING OUR BUSINESS PORTFOLIO FULLY EXECUTED $225 MILLION G&A REDUCTION PLAN IN FIRST HALF OF FISCAL 2019

W. Troy Rudd Chief Financial Officer PHOENIX SKY HARBOR INTERATIONAL AIRPORT TERMINAL 3 MODERNIZATION United States Serving as design-builder for the new renovation of the Terminal 3 facility, north concourse and the addition of a new south concourse.

Spin-Off Transaction Overview • Subject to customary closing conditions Financial Profile: • Focused on executing the spin-off with no expected disruption to day-to-day operations Approximate Expected FY’19 Revenue • Expect strong cash flow to facilitate long-term flexibility to pursue growth ambitions and deleveraging Approximate Expected FY’19 Adj. Operating Margin1 • Stranded costs are expected to be minimal and addressed through restructuring actions over the next year Page 8 NO EXPECTED EARNINGS DILUTION EXPECTED CAPITAL STRUCTURE AND CASH FLOW PROFILE WILL SUPPORT GROWTH STRATEGY EXPECTED TO BE COMPLETED IN SECOND HALF OF FISCAL 2020 EXPECTED TO BE TAX FREE FOR U.S. INCOME TAX PURPOSES

Expected Strong Cash Flow and Financial Return Profile • Strength of cash flow supports long-term value creation opportunity and deleveraging with flexibility to pursue long-term capital allocation priorities Typical Days Sales Outstanding (DSOs) Normalized EBITDA-to-Free Cash Flow Conversion3 • Capacity to allocate capital to the best and highest use; may include a dividend • Largest client is the U.S. federal government, which accounts for approximately 93% of revenue 12% 20% DOD DOE Intelligence / Classified Agency Commercial Other Agency 9% Cost Plus Fixed Price • Strong EBITDA-to-free cash flow conversion; low capex required 53% 22% 80% • Low incremental capital required to support organic growth results in high returns on capital % of Management Services Trailing Twelve Month Revenue (as of Q2’19) Page 9

Spinning Management Services from a Position of Strength • The business is distinguished among government services peers with a record $20 billion backlog Estimated MS Revenue in Backlog by Year of Expected Recognition4 • Wins over the past two years have substantially increased our visibility, including substantial wins in the classified sector $3,000 As of Q4’18 As of Q4’17 $2,000 • Strong returns on organic growth investments and several large wins in the classified sector have resulted in 127% backlog growth since the beginning of FY’17 and high visibility $1,000 • Continue to pursue a robust $30 billion pipeline of opportunities, including an increasing array of opportunities for the Department of Energy $0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Page 10

Reaffirming AECOM’s Fiscal 2019 Guidance • Strong first half fiscal 2019 financial results provide us with confidence in achieving our full year guidance $960 $920 $881 – $61 billion backlog following six consecutive quarters of wins in excess of $6 billion $837 – 1.4 book-to-burn ratio over the past two years FY'17 FY'18 FY'19 – 16% adjusted EBITDA1 growth in the first half of fiscal 2019 $600 - $800 $695 $688 $677 $618 • Reaffirmed fiscal 2019 guidance including: – Adjusted EPS1 of $2.60 - $2.90 12% adjusted EBITDA1 growth at the mid-point – $600 - $800 million of free cash flow5 – FY'15 FY'16 FY'17 FY'18 FY'19 Page 11 Free Cash Flow5 (millions) Adjusted EBITDA1 (millions)

Randy Wotring Chief Operating Officer FORT RUCKER United States Executing a nine-year contract to provide rotary wing flight training instructor support services for the U.S. Army.

Management Advantages Services Holds Scale and Considerable Competitive • Strong performance record – excellent reputation (mission focus) Government Services CY’19E Revenue6 • Innovations and efficiencies implemented through continuous process improvement $12 $9 • Agility to adapt to a changing business environment and mission $6 $3 • Safety driven culture with an industry-leading total recordable incident rate (TRIR) $0 • More than 10,000 personnel with security clearance, on par with industry leaders • Competitive advantages of scale, highly competitive SG&A • Ability to deliver organic growth and develop critical mass of personnel and expertise Employees with Security Clearance Page 13 Billions Combined Tactical Training RangeNAS Oceana, Virginia, U.S.A. National Radar Cross Section Test Facility New Mexico, U.S.A. Joint Range Technical Services, Nevada, U.S.A.

Strategy to Capitalize on Substantial Market Opportunities

1 Protect the Core

- Maintain high win rate on recompetes, pursue Operational Excellence, Culture of Safety & Ethics

2 Capitalize on Technology for Discriminating Solutions

- Leverage advancements in technology to create a compelling differentiated value proposition

3 Expand to Adjacent Markets

- Leverage cyber and intel capabilities in commercial markets
- Reestablish material position for the U.S. DOE NNSA and with the UK AWE client
- Department of State Global Security Market

4 Focus on Higher-Margin Sectors

- Deliver on DOE pipeline; expand cyber and intel exposure

5 Pursue Nuclear D&D Opportunities

- Leverage capabilities from leading position within DOE EM market and more than $1 billion SONGS D&D project to grow into the nascent more than $200 billion decommissioning market opportunity

Strong Outlook for Sustained U.S. Federal Spending:



+18%
$606B
$717B
FY'17
FY'19E

Total U.S. Defense Spending

$30B

Total Qualified Pipeline of Opportunities

$30B+

Total Value of DOE Opportunities Over Next 4 Years, a Portion of which Is Included in Qualified Pipeline

Substantial Exposure to Strong Growth Markets

DOD and DOE Account for ~75% of Management Services Revenue

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AECOM

Appendix DELTA JET ENGINE TEST CELL FACILITY United States The new state-of-the-art test cell is the world’s largest and the first cell built by a U.S. airline in more than 20 years.

Footnotes 1 Excluding acquisition and integration related items, transaction-related expenses, financing charges in interest expense, foreign exchange gains, the amortization of intangible assets, financial impacts associated with expected and actual dispositions of non-core businesses and assets, restructuring costs and the revaluation of deferred taxes and one-time tax repatriation charge associated with U.S. tax reform. If an individual adjustment has no financial impact then the individual adjustment is not reflected in the Regulation G Information tables. See Regulation G Information for a reconciliation of Non-GAAP measures. 2 Company estimates; peers include: Booz Allen, CACI, Fluor Government, Jacobs ATN, KBR Government Solutions, KeyW, Leidos, ManTech, Perspecta, SAIC and Vectrus. 3 Unlevered free cash flow is derived by adding back after-tax adjusted interest expense at a 25% tax rate and is after the deduction of distributions to non-controlling interests. 4 Includes proportionate share of unconsolidated joint ventures to provide visibility into future earnings potential. 5 Free cash flow is defined as cash flow from operations less capital expenditures net of proceeds from disposals. 6 Source: company data and Morgan Stanley estimates. Page 16

Regulation G Information

Reconciliation of Segment Income from Operations to Adjusted Income from Operations

	Twelve Months Ended	
	Sep 30, 2017	Sep 30, 2018
Design & Consulting Services Segment:		
Income from operations	$ 411.8	$ 455.1
Non-core operating losses	9.4	2.8
Gain on disposal activities	(0.6)	-
Amortization of intangible assets	27.2	24.6
Adjusted income from operations	$ 447.8	$ 482.5
Construction Services Segment:		
Income (loss) from operations	$ 115.2	$ (109.2)
Acquisition and integration related items	-	(12.7)
Non-core operating losses	-	54.5
Impairment of assets held for sale, including goodwill	-	168.2
Loss on disposal activities	-	2.9
Amortization of intangible assets	34.4	52.6
Adjusted income from operations	$ 149.6	$ 156.3
Management Services Segment:		
Income from operations	$ 241.1	$ 199.6
Amortization of intangible assets	52.1	39.2
Adjusted income from operations	$ 293.2	$ 238.8

	Six Months Ended	
	Mar 31, 2018	Mar 31, 2019
Management Services Segment:		
Income from operations	$ 83.5	$ 102.4
Amortization of intangible assets	19.6	19.0
Adjusted income from operations	$ 103.1	$ 121.4

Reconciliation of Net Income Attributable to AECOM to EBITDA and to Adjusted EBITDA

	Three Months Ended		
	Mar 31, 2018	Dec 31, 2018	Mar 31, 2019
Net (loss) income attributable to AECOM	$ (119.7)	$ 51.5	$ 77.9
Income tax (benefit) expense	(24.4)	(33.6)	20.9
(Loss) income attributable to AECOM before income taxes	(144.1)	17.9	98.8
Depreciation and amortization expense[1]	81.0	64.3	66.4
Interest income[2]	(3.4)	(2.7)	(3.0)
Interest expense[3]	90.9	53.5	55.4
EBITDA	$ 24.4	$ 133.0	$ 217.6
Transaction-related expenses	-	-	4.4
Non-core operating losses	21.2	15.0	1.1
Impairment of assets held for sale, including goodwill	168.2	-	-
Acquisition and integration-related items	-	(3.9)	(3.7)
Restructuring costs	-	63.3	15.9
FX gain from forward currency contract	(9.1)	-	-
Depreciation expense included in non-core operating losses and acquisition and integration expenses above	(3.8)	(0.2)	(0.2)
Adjusted EBITDA	$ 200.9	$ 207.2	$ 235.1

(1) See Reconciliation of Net Income Attributable to AECOM to EBITDA and to Adjusted EBITDA.
(2) Included in other income.
(3) Excludes depreciation from non-core operating losses, and acquisition and integration-related items.

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AECOM

Regulation G Information Press Release Investor Contact: Will Gabrielski Media Contact: Brendan Ranson-Walsh Vice President, Global Communications & Corporate Responsibility 213.996.2367 Brendan.Ranson-Walsh@aecom.com Vice President, Investor Relations 213.593.8208 William.Gabrielski@aecom.com FY19 GAAP Net Income Guidance based on Adjusted EBITDA Guidance FY19 GAAP EPS Guidance based on Adjusted EPS Guidance Fiscal Year End 2019 Fiscal Year End 2019 (in millions, all figures approximate) GAAP Net Income Attributable to AECOM Guidance* Adjusted Net Income Attributable to AECOM Excludes: Amortization of intangible assets, net of NCI Acquisition and integration-related items FY19 restructuring Financing charges in interest expense First half fiscal 2019 transaction-related expenses First half fiscal 2019 non-core operating losses Tax effect of the above items** Tax expense associated with U.S. tax reform Adjusted Net Income Attributable to AECOM Adjusted EBITDA Excludes: Adjusted interest expense Depreciation Taxes Adjusted EBITDA Guidance (all figures approximate) GAAP EPS Guidance Adjusted EPS Excludes: Amortization of intangible assets Acquisition and integration-related items FY19 restructuring Financing charges in interest expense $302 to $358 $1.89 to $2.24 $89 ($15) $80 to $90 $10 $4 $16 ($51) ($29) $0.56 ($0.09) $0.50 to $0.56 $0.06 FYF1ir9stGhAalAf fPiscTaal 2x0R19atteranGsuacidtioan-creelabteadsexdpeonnseAsdjusted Tax Rate Guidan$c0e.03 First half fiscal 2019 non-core operating losses (allTfaigxuereffsecatpopfrothxeimaabtoev)e items* Tax expense associated with U.S. tax reform AGdAjAusPteTdaEx PRSatGe uGiduaidnacnece $0.10 Fiscal Y(e$a0r.3E2n) d 2019 ($0.18) $2.6013to%$2.90 $417 to $463 Tax rate impact from adjustments to GAAP earnings 9% *ThTeaxadrajutestiemdptaacxt efrxopmeninsceludsififoenrsofrNomCIthdedGuActAioPn tax expense based on the EdeffdeuctcivtiebiTlitayxaRndatteaxforraAtedjaupsptelidedEatorneinagchs Gofutihdeanacdejustments. 3% 25% $200 $150 $150 $920 to $960 FY19 GAAP Interest Expense Guidance based on Adjusted Interest Expense Guidance *Calculated based on the mid-point of AECOM’s fiscal year 2019 EPS guidance. **The adjusted tax expense differs from the GAAP tax expense based on the deductibility and tax rate applied to each of the adjustments. Note: the components in this table may not sum to the total due to rounding. Fiscal Year End 2019 (in millions, all figures approximate) GAAP Interest Expense Guidance Financing charges in interest expense Interest income Adjusted Interest Expense Guidance $220 $10 $10 FY19 GAAP Tax Rate Guidance based on Adjusted Tax Rate Guidance $200 (all figures approximate) Fiscal Year End 2019 GAAP Tax Rate Guidance Tax rate impact from adjustments to GAAP earnings Tax rate impact from inclusion of NCI deduction Effective Tax Rate for Adjusted Earnings Guidance 13% 9% 3% 25% FY19 GAAP Interest Expense Guidance based on Adjusted Interest Expense Guidance Page 18 Fiscal Year End 2019 (in millions, all figures approximate) GAAP Interest Expense Guidance $220